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                                                                   Exhibit 10.12

                                 LEASE ADDENDUM

This Agreement, made this 26th day of September 2006 by and between WALLINGFORD WAREHOUSE LLC (hereinafter referred to as "Landlord") and MAGNETEC CORP. (hereinafter referred to as "Tenant");

                                  WITNESS THAT:

Whereas, the parties hereto have heretofore entered into a "Lease of Industrial Property" Agreement dated July 30, 1997, whereby Landlord (successor in interest to (Pyramid Construction Company) leased to Tenant approximately 49,068 square feet with an expiration date of March 31, 2008; and

Whereas, Tenant desires to terminate its business operations at the location covered by the Lease and to cancel and terminate its obligations and rights hereunder; and whereas also:

Landlord desires to cancel and terminate the Lease as of the close of business April 30, 2007;

Now therefore, Landlord and Tenant agree as follows:

     1. Article 1 (e) "Expiration Date" Is hereby amended to April 30, 2007 and the Lease Agreement (including the Lease Agreement Riders "Option to Renew #1" and "Option to Renew #2") shall be deemed expired as of the close of business April 30, 2007.

     2. Tenant shall vacate and surrender the premises to Landlord by delivering all keys to Pyramid Construction Group LLC, 275 North Franklin Turnpike, Ramsey, NJ 07446.

     3. Tenant will leave the premises in a broom clean condition, all fixtures can be left at Tenant's option.

     4. The payment due Landlord for the unamortized portion of the $350,000.00 office expansion will be reduced by $75,000.00.

All other terms and conditions of the Lease of Industrial Property will remain in full force and effect.

WALLINGFORD WAREHOUSE LLC               MAGNETEC, CORP.


/s/ William J. Coleman                  /s/ Steven A. DeMartino
-------------------------------------   ----------------------------------------
William J. Coleman                      Steven A. DeMartino
Date: 11/28/06


                                        /s/ Bart C. Shuldman
                                        ----------------------------------------
                                        Bart C. Shuldman
                                        Date: 11/27/06